Exhibit 4

                                 IGI [logo]

   NUMBER                                                         SHARES

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                                 IGI, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      CUSIP 449575 10 9

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This Certifies That                                         SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS



is the owner of
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                   FULLY PAID AND NON-ASSESSABLE SHARES OF
                THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF

                                  IGI, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be subject to the laws of the State of Delaware and to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation, as amended from time to time. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

[SEAL] WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

            Dated:

            /s/  Domenic N. Golato             /s/  John Ambrose
                 SENIOR VICE PRESIDENT              PRESIDENT AND
                 CHIEF FINANCIAL OFFICER            CHIEF OPERATING OFFICER
                 AND TREASURER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

BY                           TRANSFER AGENT
                             AND REGISTRAR

    AUTHORIZED SIGNATURE


                                  IGI, INC.

      THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPEICAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties                    (Cust)    (Minor)
JT TEN  - as joint tenants with right of      under Uniform Gifts to Minors
          survivorship and not as tenants     Act -------------------------
          in common                                        (State)

Additional abbreviations may also be used though not in the above list.

For value received, ----------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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                       PLEASE PRINT OR TYPEWRITE NAME
              AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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---------------------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,----------------------

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                                       NOTICE: THE SIGNATURE OF THIS
                                       ASSIGNMENT MUST CORRESPOND WITH THE
                                       NAME AS WRITTEN UPON THE FACE OF
                                       THIS CERTIFICATE, IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.

             Signature(s) Guaranteed:  ------------------------------------
                                       THE SIGNATURE(S) SHOULD BE
                                       GUARANTEED BY AN ELIGIBLE GUARANTOR
                                       INSTITUTION (BANKS, STOCKBROKERS,
                                       SAVINGS AND LOAN ASSOCIATIONS AND
                                       CREDIT UNIONS WITH MEMBERSHIP IN AN
                                       APPROVED SIGNATURE GUARANTEE
                                       MEDALLION PROGRAM), PURSUANT TO
                                       S.E.C. RULE 17Ad-16.